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                                     Exhibit 23.1


                            INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Charles Schwab Corporation on Form S-8 of our reports dated February 21, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 1996.


                                                   /s/ Deloitte & Touche LLP
                                                   -------------------------

January 20, 1998
San Francisco, California